WCM Focused International Growth Fund Investor Class Shares (Ticker Symbol: WCMRX) Institutional Class Shares (Ticker Symbol: WCMIX)	WCM Developing World Equity Fund (formerly, WCM Sustainable Developing World Fund) Investor Class Shares (Ticker Symbol: WCMUX) Institutional Class Shares (Ticker Symbol: WCMDX)

WCM Focused Emerging Markets Fund Investor Class Shares (Ticker Symbol: WFEMX) Institutional Class Shares (Ticker Symbol: WCMEX)	WCM International Equity Fund (formerly, WCM Sustainable International Fund) Investor Class Shares (Ticker Symbol: WESGX) Institutional Class Shares (Ticker Symbol: WCMMX)

WCM Focused Global Growth Fund Investor Class Shares (Ticker Symbol: WFGGX) Institutional Class Shares (Ticker Symbol: WCMGX)	WCM Focused International Value Fund Investor Class Shares (Ticker Symbol: WLIVX) Institutional Class Shares (Ticker Symbol: WCMVX)

WCM International Small Cap Growth Fund Institutional Class Shares (Ticker Symbol: WCMSX)	WCM Focused International Opportunities Fund Investor Class Shares (Ticker Symbol: WCFOX) Institutional Class Shares (Ticker Symbol: WCMOX)

WCM Small Cap Growth Fund Investor Class Shares (Ticker Symbol: WCMNX) Institutional Class Shares (Ticker Symbol: WCMLX)	WCM International Long-Term Growth Fund Investor Class Shares (Ticker Symbol: WILGX) Institutional Class Shares (Ticker Symbol: WCMTX)

WCM China Quality Growth Fund Investor Class Shares (Ticker Symbol: WCQGX) Institutional Class Shares (Ticker Symbol: WCMCX)	WCM Focused Mid Cap Fund Investor Class Shares (Ticker Symbol: WMIDX) Institutional Class Shares (Ticker Symbol: WCMAX)

Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated November 30, 2022, to the currently effective

Statement of Additional Information (“SAI”).

Effective immediately, the Funds will make portfolio holdings information available to Morningstar, Inc., Lipper Inc., Refinitiv, Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P. quarterly, after the end of the previous fiscal quarter, with a 30-day time lag. Accordingly, the eighth paragraph under the section entitled “Portfolio Holdings Information” in the SAI is deleted in its entirety and replaced with the following:

Current Arrangements Regarding Disclosure of Portfolio Holdings. As of the date of this SAI, the Trust or at least one of the Funds has on-going business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust or to a Fund: (i) WCM Investment Management, LLC (the Advisor), MFAC and UMBFS (the Co-Administrators) and UMB Bank, n.a. (the Custodian) pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis (i.e., with no time lag); (ii) Tait Weller (independent registered public accounting firm), Morgan Lewis and Paul Hastings (attorneys) to which the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information; (iii) Broadridge (ProxyEdge) pursuant to a proxy voting agreement under which each Fund’s portfolio holdings information is provided daily; (iv) Factset pursuant to an agreement with the Advisor under which each Fund’s portfolio holdings information is provided daily for the purpose of quantitative portfolio analysis conducted by the Advisor; (v) Inalytics Limited pursuant to an agreement with the Advisor under which each of the WCM Focused International Growth Fund, WCM Focused Emerging Markets Fund, WCM Focused Global Growth Fund and WCM International Small Cap Growth Fund portfolio holdings information is provided on a monthly basis for the purpose of decision making and investment skill analysis conducted by the Advisor; (vi) Practical Computer Application to which MFAC provides the Trust’s portfolio holdings information on a daily basis for programming and database hosting services in connection with MFAC’s administrative services to the Trust; (vii) Donnelly Financial Solutions to which the Trust provides portfolio holdings information on a monthly basis in connection with the filings of Form N-PORT; (viii) FilePoint, to which MFAC provides the Fund’s portfolio holdings on a monthly basis in connection with filings of Form N-PORT; (ix) State Street Bank and Trust Company (“State Street”), to which the Fund’s portfolio holdings information is provided on a monthly basis with a lag time of at least five days in between the date of the information and the date on which the information is provided to State Street; (x) Morningstar, Inc., Lipper Inc., Refinitiv, Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which the Funds’ portfolio holdings information is provided quarterly, after the end of the previous fiscal quarter, with a 30-day time lag; and (xi) Gainskeeper, Inc. and its affiliates, pursuant to an administrative agency agreement under which the Trust provides each Fund’s portfolio tax lot holdings and transaction level data information on a daily basis.

Please file this Supplement with your records.

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